                                                                  EXHIBIT 10.50

                          COPYRIGHT SECURITY AGREEMENT


        WHEREAS, Dove Four Point, Inc. a California corporation ("Grantor") owns the Copyright registrations and Copyright applications listed on Schedule 1 annexed hereto, and

        WHEREAS, Grantor, an affiliate of Grantor and Media Equities International, LLC, a New York limited liability company ("Lender") are parties to a Loan Agreement dated September 26th, 1997 (as the same may be amended and in effect from time to time, the "Loan Agreement"), providing for extensions of credit to be made to Grantor by Lender; and

        WHEREAS, pursuant to the terms of the Security Agreement dated as of September 26th, 1997 (as said Agreement may be amended and in effect from time to time, the "Security Agreement"), between Grantor, an affiliate of Grantor and Lender, Grantor has granted to Lender a security interest in substantially all the assets of Grantor including all right, title and interest of Grantor, in to and under all now owned and hereafter acquired Copyrights (as defined in the Security Agreement), copyright registrations, Copyright applications and Copyright Licenses (as defined in the Security Agreement), together with the goodwill of the business symbolized by Grantor's Copyrights and all proceeds thereof, to secure the payment of all amounts owing by Grantor under the Loan Agreement;

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to lender a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Copyright Collateral"), whether presently existing or hereafter created or acquired:

        (1) each Copyright, Copyright application and Copyright registration, together with any reissues, extensions or renewals thereof, including, without limitation, the Copyright, Copyright registrations and Copyright applications referred to in Schedule 1 annexed hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each Copyright, Copyright registration and Copyright application;

        (2) each Copyright License and all of the goodwill of the business connected with the use of, and symbolized by, each Copyright License; and

        (3) all products and proceeds of the foregoing, including, without imitation, any claim by Grantor against third parties for past, present or future (a) infringement or dilution of any Copyright or Copyright registration including, without limitation, the Copyright and Copyright registrations referred to in Schedule 1 annexed hereto, the Copyright registrations issued with respect to the Copyright applications referred to in
        Schedule 1 and the Copyright licensed under the Copyright License, or
        (b) injury to the goodwill associated with any Copyright, Copyright registration or Copyright licensed under any Copyright License.

This security interest is granted in conjunction with the security interests granted to Lender pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Grantee with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

        IN WITNESS WHEREOF, Grantor has caused this Copyright Security Agreement to be duly executed by its duly authorized officer as of the 26th day of September, 1997.

                                        DOVE FOUR POINT, INC.



                                        By: /s/       NEIL TOPHAM
                                           -----------------------------------

                                        Title: /s/ Chief Financial Officer
                                              --------------------------------

                                 ACKNOWLEDGMENT


STATE OF                     )
                             )    ss.
COUNTY OF                    )



        On the 26th day of September, 1997 before me personally appeared Neil Topham, to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as CFO of Dove Entertainment, Inc. who being by me duly sworn, did depose and say that he is CFO of Dove Entertainment, Inc. the corporation described in and which executed the foregoing instrument; that the said instrument was duly signed on behalf of said corporation; and that he acknowledged said instrument to be the free act and deed of said corporation.



                                                    /s/   VICTORIA KAY
                                                    --------------------------



        {Seal}



My commission expires:


    JANUARY 20, 2001
--------------------------

                              DOVE FOUR POINT, INC.

                             SCHEDULE 1 TO COPYRIGHT

                               SECURITY AGREEMENT



                             Copyright Registrations

                  Saved By The Light/Motion Picture Teleplay PA Saved By The Light/Motion Picture Telefilm PA
                Unwed Father/Motion Picture Teleplay (Pending) PA Unwed Father/Motion Picture Telefilm (Pending) PA

                               Copyright Licenses

                                      None